Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
CrossingBridge Low Duration High Income Fund
(f/k/a CrossingBridge Low Duration High Yield Fund)
CrossingBridge Ultra-Short Duration Fund,
CrossingBridge Responsible Credit Fund and
RiverPark Strategic Income Fund
Each, a series of Trust for Professional Managers

Supplement dated October 18, 2024 to the
Prospectus and Statement of Additional Information (“SAI”)
dated January 28, 2024, as supplemented

Shares of the CrossingBridge Low Duration High Income Fund (f/k/a CrossingBridge Low Duration High Yield Fund) (the “Fund”) are no longer offered through the Prospectus and SAI. All references to the Fund in the Prospectus and SAI are hereby removed.

Please refer to the new Prospectus and SAI of the Fund dated October 18, 2024.

Please retain this supplement with your Prospectus and SAI for future reference.